                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                   XECHEM INTERNATIONAL, INC.
------------------------------------------------------------------------------------------------------

                       (Name of Registrant as Specified In Its Charter)
Shefsky & Froelich Ltd., Suite 2500, 444 N. Michigan Ave., Chicago, IL 60611 Attn: Dennis B. O'Boyle
------------------------------------------------------------------------------------------------------
                           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------------------------------


     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act
         Rule 0-11:

        ----------------------------------------------------------------------------------------------


     4)  Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------------------------------


     5)  Total fee paid:

        ----------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ----------------------------------------------------------------------------------------------


     2)  Form, Schedule or Registration Statement No.:

        ----------------------------------------------------------------------------------------------


     3)  Filing Party:

        ----------------------------------------------------------------------------------------------


     4)  Date Filed:

        ----------------------------------------------------------------------------------------------

                           XECHEM INTERNATIONAL, INC.
                          100 JERSEY AVENUE, BUILDING B
                                    SUITE 310
                      NEW BRUNSWICK, NEW JERSEY 08901-3279
                                 (732) 247-3300

            =========================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

            =========================================================

To the Common and Class A Preferred Stockholders of Xechem International, Inc.:

       Notice is hereby given that the annual meeting of stockholders (the "Meeting" or the "Annual Meeting") of Xechem International, Inc., a Delaware corporation (the "Corporation"), will be convened at the Corporation's headquarters, 100 Jersey Ave., Building B, Suite 310, New Brunswick, New Jersey, on November 18, 1998, at 10:00 a.m. Eastern Daylight Savings Time (the "Meeting Date"). All holders of Common Stock, par value $.00001 per share, and Class A Preferred Stock, par value $.00001 per share, of the Corporation (the "Stockholders") are entitled to attend the Meeting. The Annual Meeting will be held for the following purposes:

       (1) To elect two directors to hold office until the next annual meeting of stockholders or otherwise as provided in the Corporation's By-Laws;

       (2) To amend the Corporation's Certificate of Incorporation to reflect a one share for 75 shares reverse split of the Corporation's outstanding Common Stock;

       (3) To vote to approve an increase in the number of shares of Common Stock which may be issued under the Xechem International, Inc. Amended and Restated Stock Option Plan;

       (4) To concur in the selection of Moore Stephens P.C. as the Corporation's independent auditor for the fiscal year ending December 31, 1998; and

       (5) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

       Only Stockholders of record at the close of business on October 27, 1998 are entitled to receive notice of the Meeting or any adjournment thereof (the "Eligible Holders'). A list of Eligible Holders will be available for inspection at the Corporation's offices for at least 10 days prior to the Meeting.

                                           By order of the Board of Directors:



                                           Ramesh C. Pandey, Ph.D.
                                           President and Chief Executive Officer

         ===============================================================

                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF STOCKHOLDERS OF
                           XECHEM INTERNATIONAL, INC.
                                NOVEMBER 18, 1998

         ===============================================================

       This proxy statement (the "Proxy Statement") is furnished to the holders (the "Stockholders") of shares of Common Stock (the "Common Stock"), par value $.00001 per share, and Class A Preferred Stock (the "Class A Preferred Stock"), par value $.00001 per share (together, the Common Stock and Class A Preferred Stock are referred to as the "Shares"), of Xechem International, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Corporation's board of directors (the "Board") for use at the annual meeting of Stockholders (the "Meeting" or the "Annual Meeting"). The Corporation's By-Laws (the "ByLaws") require the directors to call and hold an annual meeting of stockholders each year. The Annual Meeting will be convened on November 18, 1998, at approximately 10:00 a.m. Eastern Daylight Savings Time, and any adjournment or postponement thereof. Copies of this Proxy Statement, and the enclosed form of proxy were first sent or given to Stockholders on or about October__, 1998. Stockholders who wish to attend the Meeting should contact the Corporation at (732) 247-3300 so that arrangements can be made.

       The Corporation will bear all costs in connection with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Corporation's directors, officers or employees. None of these individuals will be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements will also be made with brokerage houses, banks or other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Shares held of record by those persons, and the Corporation may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

       Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. Shares not represented by properly executed proxies will not be voted. If a Stockholder specifies a choice with respect to any matter to be acted upon, the Shares represented by that proxy will be voted as specified. If the Stockholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein. A Stockholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Corporation before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy; or (iii) attending the Annual Meeting and voting the Shares in person.

       The close of business on October 27, 1998 has been fixed as the date for determining those Stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Corporation had 139,850,839 shares of Common Stock and 2,500 shares of Class A Preferred Stock outstanding. The Corporation has also authorized Class B 8% Preferred Stock, par value $.00001 per share (the "Class B Preferred Shares"), and Class C Preferred Stock, par value $.00001 per share (the "Class C Preferred Shares"). Presently, there are no outstanding Class B or Class C Preferred Shares. The Common Stock and the Class A Preferred Stock entitle the holders thereof to one vote per share and

1,000 votes per share, respectively, at the Annual Meeting. Only
Stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting. The presence of a majority of the total amount of votes allocable to outstanding shares of Common Stock and Class A Preferred Stock, represented in person or by proxy at the Annual Meeting, will constitute a quorum. If a quorum is present and any votes are cast in favor of the nominees, they will be elected directors of the Corporation. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. All other matters to be voted on will be decided by the affirmative vote of a majority of the Shares present or represented at the Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote and Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding the beneficial ownership of the total voting stock (including the Common Shares and the Class A Preferred Shares) as of October 15, 1998 by: (i) each Stockholder known by the Corporation to beneficially own in excess of 5% of the outstanding Common Shares or Class A Preferred Shares; (ii) each director and director nominee; and (iii) all directors, director nominees and executive officers, as a group. All of the outstanding Class A Preferred Shares are owned by Dr. Ramesh
C. Pandey. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power with respect to the shares beneficially owned by such persons.



                                                                                      CLASS A PREFERRED
                                                COMMON STOCK                              STOCK
---------------------------------------------------------------------------------------------------------------------------------
                                          NUMBER OF          PERCENT      NUMBER OF         PERCENT              PERCENT OF
NAME AND ADDRESS                            SHARES           OF CLASS      SHARES          OF  CLASS          VOTING STOCK (1)
---------------------------------------------------------------------------------------------------------------------------------
The Edward A. Blech Trust (2)           40,300,000 (3)        28.8%               0               -                28.3%
---------------------------------------------------------------------------------------------------------------------------------
David Blech (4)                         47,980,000 (3)(5)     34.3%               0               -                33.7%
---------------------------------------------------------------------------------------------------------------------------------
Michael G. Jesselson (6) (7)            15,050,000 (8)        10.8%               0               -                10.6%
---------------------------------------------------------------------------------------------------------------------------------
EER Systems (9)                         20,000,000            14.3%               0               -                14.0%
---------------------------------------------------------------------------------------------------------------------------------
Dr. Paul Plattner (10)                   7,000,000             5.0%               0               -                 4.9%
---------------------------------------------------------------------------------------------------------------------------------
Dr. Ramesh C. Pandey (11)               22,164,545 (12)       15.8%           2,500            100%                17.3%
---------------------------------------------------------------------------------------------------------------------------------
All directors and executive             22,178,345 (13)       15.9%           2,500            100%                17.3%
officers as a group ....  (2
persons)
---------------------------------------------------------------------------------------------------------------------------------

(1) Gives effect to the voting rights of 2,500 Class A Preferred Shares, all of which are owned by Dr. Pandey and which entitle him to cast 1,000 votes per share on all matters as to which Stockholders are entitled to vote.

(2) The address of The Edward A. Blech Trust is 418 Avenue I, Brooklyn, New York 11230.

(3) As reported in a Schedule 13D filed jointly by Mr. Blech and The Edward A. Blech Trust.

(4) The address of Mr. Blech is 6th Floor, 94 Mercer Street, New York, New York 10012.

(5) Includes Common Shares owned by The Edward A. Blech Trust, Common Shares owned by Mr. Blech as Custodian for Edward A. Blech and Common Shares owned by Mr. Blech's spouse.

(6) Michael Jesselson, whose address is 1301 Avenue of the Americas, Suite 4101, New York, New York 10019, is Trustee for each of The Michael G. Jesselson 12/18/80 Trust, The Benjamin J. Jesselson 12/18/80 Trust and The Jesselson Grandchildren 12/18/80 Trust.

(7)        As reported in a Form 3.

(8) Includes shares owned by the Michael G. Jesselson 12/18/80 Trust, The Benjamin J. Jesselson 12/18/80 Trust and The Jesselson Grandchildren 12/18/80 Trust .

(9) As reported in a Schedule 13D and whose address is 10289 Aerospace Road, Seabrook, MD 20706.

(10) As reported in a Schedule 13D and whose address is 2300 North Vermilion Street, Danville, IL 61832.

(11) The address of Dr. Pandey is c/o Xechem International, Inc., 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901.

(12) Does not include 707,000 Common Shares subject to certain options owned by Dr. Pandey, which presently are not exercisable, and will not be exercisable, within 60 days from October 15, 1998.

(13) Includes 14,000 Common Shares subject to options which are exercisable within 60 days from October 15, 1998

*     Less than one percent.

       On November 18, 1996, the Corporation entered into and closed the initial stock issuances set forth in a Stock Purchase Agreement among the Corporation, David Blech and Dr. Ramesh C. Pandey (the "Blech Purchase Agreement") dated November 18, 1996, wherein the Corporation agreed to issue up to a total of 110,000,000 Common Shares to David Blech or his designee. See "Certain Relationships and Related Transactions." Additional issuances under the Blech Purchase Agreement were closed at various dates through February 22, 1998. As a result of such issuances, Mr. Blech has the ability to control the election of the Board of Directors, as well as a contractual right to have his nominees elected to the Board. Accordingly, Mr. Blech has obtained the power to control the affairs of the Corporation. The Corporation is not aware of any other arrangements, the operation of which may at a subsequent date, result in a change of control of the Corporation.

                    MATTERS TO BE CONSIDERED BY STOCKHOLDERS

1.     ELECTION OF DIRECTORS

       Two individuals will be elected at the Annual Meeting to serve as directors of the Corporation until the next annual meeting of stockholders or otherwise as provided in the By-Laws. The Board of Directors has no reason to believe that the nominees named will be unable to serve, if elected.

       The nominees for director are as follows:

       Ramesh C. Pandey, Ph.D., age 59, is the founder of the Corporation. He has been Chief Executive Officer and President and a director of the Corporation's subsidiary, Xechem, Inc. (the "Subsidiary"), since its formation in 1990 and the Chief Executive Officer, President, and Chairman of the Board of Directors of the Corporation since its formation in February 1994. From 1984 to March 1990, Dr. Pandey was the President and Chief Scientist of the Corporation's predecessor, Xechem Inc., formerly a subsidiary of Fujisawa/LyphoMed, Inc. Dr. Pandey served as a visiting Professor at the Waksman Institute of Microbiology at Rutgers University from 1984 to 1986. Dr. Pandey has also served as scientist, consultant, and research associate for several universities and private laboratories. Dr. Pandey has published numerous articles in professional publications, such as the Journal of Antibiotics, the Journal of the American Chemical Society and the Journal of Industrial Microbiology. Dr. Pandey is a member of the editorial board of the Journal of Antibiotics and of several professional societies.

       Stephen F. Burg, age 61, since 1986 has been chief executive officer of El Dorado Investments, which offers corporate growth strategies for public and private companies, nationally and internationally. From 1978 to 1986, Mr. Burg was Vice President-Corporate Acquisitions for Evans Products Company and from 1973 to 1978 was Corporate Director-Acquisitions and Human Services for Jack August Enterprises.

       The Corporation's By-Laws do not require that the directors meet any specific number of times during the year. Such meetings may be held either in person or by telephonic conference. The Board met six times during the year ended December 31, 1997.

       The Board has an audit committee presently consisting of Dr. Pandey which was formed on May 26, 1995. The audit committee reviews with the Corporation's independent public accountants the scope and timing of their audit services and any other services they are asked to perform, the accountants report on the Corporation's financial statements following completion of their audit and the Corporation's policies and procedures with respect to internal accounting and financial controls. In addition, the audit committee makes annual recommendations to the Board for the appointment of independent accountants for the ensuing year.

       The audit committee held one meeting during the year ended December 31, 1997.

       The Board has a stock option committee presently consisting of Dr. Pandey which was formed on May 26, 1995. The stock option committee administers the Xechem International, Inc. Amended and Restated Stock Option Plan (the "Plan") and reviews and recommends to the Board stock options to be granted.

       The stock option committee held one meeting during the year ended December 31, 1997.

       The Board has a compensation committee presently consisting of Dr. Pandey which was formed on May 26, 1995. The compensation committee reviews and recommends to the Board the compensation and benefits of all officers of the Corporation and reviews general policy matters relating to compensation and benefits of employees of the Corporation.

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Shares and other equity securities of the Corporation with the U.S. Securities and Exchange Commission (the "SEC"). The SEC requires officers, directors and greater than ten percent stockholders to furnish the Corporation with copies of all these forms filed with the SEC.

       To the Corporation's knowledge, based solely on its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Corporation believes that all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

       The two nominees receiving the highest vote totals will be elected directors of the Corporation. Accordingly, abstentions and broker non-votes will not affect the outcome of the election.

2. APPROVAL OF AN AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION TO REFLECT A ONE SHARE FOR 75 SHARES REVERSE SPLIT OF THE CORPORATION'S COMMON SHARES.

       The Board of Directors of the Corporation has approved a proposal to effect a reverse stock split of the Corporation's Common Shares of one share for each 75 shares previously issued and outstanding (the "Reverse Stock Split"). Except as may result from the payment of cash for fractional shares as described below, each Stockholder will hold the same percentage of Common Shares outstanding immediately following the Reverse Stock split as each Stockholder did immediately prior to the Reverse Stock Split. If approved by the Stockholders as provided herein, the Reverse Stock Split will be effected by an amendment to the Corporation's Certificate of Incorporation in substantially the form attached to this Proxy Statement as Appendix A (the "Reverse Stock Split Amendment"), and will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of Delaware (the "Effective Time"). The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Amendment, which is hereby incorporated by reference herein.

       At the Effective Time, each Common Share issued and outstanding will automatically be reclassified and converted into one seventy-fifth of a Common Share. Outstanding Class A Preferred Shares have not been specifically included in the Reverse Stock Split Proposal because their conversion rate into Common Shares automatically adjusts to reflect the Reverse Stock Split.

       Fractional Common Shares will not be issued as a result of the Reverse Stock Split. Stockholders entitled to receive a fractional Common Share as a consequence of the Reverse Stock Split will, instead, receive from the Company a cash payment in U.S. dollars determined by multiplying such fraction by 75 times the average closing price of the Common Shares on the OTC Bulletin Board for the five trading days immediately preceding the effective date of the Amendment to the Corporation's Certificate of Incorporation authorizing the Reverse Split.

       The Company expects that, if the Reverse Stock Split Proposal is approved by the Stockholders at the Meeting, the Reverse Stock Split Amendment will be filed promptly.

Reasons for the Reverse Stock Split

       The primary purpose of the Reverse Stock Split is to combine the outstanding Common Shares so that the Common Shares outstanding after giving effect to the Reverse Stock Split trade at a significantly higher price per share than the Common Shares outstanding before giving effect to the Reverse Stock Split.

       From January 1, 1998 to September 30, 1998, the closing bid price for the Common Shares on the OTC Bulletin Board ranged from $0.72 to $0.09 per share. The closing bid price for the Common Shares on October ____, 1998, was _______ per share.

       The Corporation believes that such a low quoted market price per share may discourage potential new investors, increase market price volatility and decrease the liquidity of the Common Shares.

       The Corporation also believes that the current per share price level of the Common Shares has reduced the effective marketability of the Common Shares because of the reluctance of many brokerage firms to recommend low priced stock to their clients. Certain investors view low-priced stock as unattractive, although certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low priced stock. Some of those policies and practices pertain to the payment of brokers commissions and to time-consuming procedures that function to make the handling of low priced stocks unattractive to brokers from an economic standpoint.

       In addition, since brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, the current share price of the Common Shares can result in individual Stockholders paying transaction costs (commission, markups, or markdowns) which are a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor also may limit the willingness of institutions to purchase the Common Shares at their current low share price.

       The Common Shares presently are considered "penny stock" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act imposes certain obligations on brokerage firms engaging in transactions involving penny stock, including providing additional disclosure to investors and obtaining certain written representations from such investors. These additional obligations result in many brokerage firms declining to engage in transactions involving penny stock.

       For all the above reasons, the Corporation believes that the Reverse Stock Split is in the best interests of the Corporation and its Stockholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences. The Corporation anticipates that, following the consummation of the Reverse Stock Split, the Common Shares will trade at a price per share that is significantly higher than the current market price of the Common Shares. However, there can be no assurance that, following the Reverse Stock Split, the Common Shares will trade at seventy-five times the market price of the Common Shares prior to the Reverse Stock Split.

Effect of the Reverse Stock Split Proposal

       Subject to Stockholder approval, the Reverse Stock Split Proposal will be effected by filing the Reverse Stock Split Amendment to the Corporation's Certificate of Incorporation, and will be effective immediately upon such filing. Although the Corporation expects to file the Reverse Stock Split Amendment with the Delaware Secretary of State's office promptly following approval of the Reverse Stock Split Proposal at the Meeting, the actual timing of such filing will be determined by the Corporation's management based upon their evaluation as to when such action will be most advantageous to the Corporation and its Stockholders.

       Each Stockholder that owns fewer than 75 Common Shares or who, as a result of the Reverse Split will own a number of whole Common Shares plus a fractional Common Share will have such Stockholder's fractional Common Shares converted into the right to receive cash as set forth below in "Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such Stockholder in the Corporation will thereby be terminated and such Stockholder will have no right to share in the assets or future growth of the Corporation. Each Stockholder that owns 75 or more Common Shares will continue to own Common Shares and will continue to share in the assets and future growth of the Corporation as a Stockholder. Such interest will be represented by one seventy-fifth as many shares as such Stockholder owned before the Reverse Stock Split, subject to the adjustment for fractional shares in which case such Stockholder shall receive cash in lieu of such fractional share. The number of Common Shares that may be purchased upon the exercise of outstanding options, warrants and other securities convertible into, or exercisable or exchangeable for, Common Shares, including the Class A Preferred Shares (collectively, "Convertible Securities") and the per share exercise or conversion prices thereof, will be adjusted appropriately as of the Effective Date, so that the aggregate number of Common Shares issuable in respect of Convertible Securities immediately following the Effective Date will be one seventy-fifth of the number issuable in respect thereof immediately prior to the Effective Date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.

       The Reverse Stock Split will also result in some Stockholders owning "odd lots" of less than 100 Common Shares received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

       The Corporation is authorized to issue 247,000,000 Common Shares, of which 139,850,839 shares were issued and outstanding at the close of business on the Record Date. The Corporation is also authorized to issue 3,000,000 shares of Preferred Stock $.00001 par value (the "Preferred Stock"), of which 2,500 were designated Class A Preferred Shares, with 2,500 issued and outstanding at the close of business on the Record Date. The Reverse Stock Split will not effect the amount of the Corporation's authorized shares of Common Stock and Preferred Stock. The number of outstanding Class A Preferred Shares will not be changed by the Reverse Stock Split Proposal because their conversion rate into Common Shares automatically adjusts to reflect the Reverse Stock Split.

       As of October 15, 1998, the Corporation had approximately 184 record holders of Common Shares and one holder of Class A Preferred Shares and believes, based on information received from the transfer agent and those brokerage firms that hold the Corporation's securities in custodial or "street" name, that such shares were beneficially owned by an aggregate of approximately 1,200 beneficial owners of Common Shares and one beneficial owner of Class A Preferred Shares. Based on estimated stock holdings as of October 15, 1998, the Corporation estimates that, after the Reverse Stock Split, the Corporation will continue to have approximately the same number of Stockholders. EXCEPT FOR THE RECEIPT OF CASH IN LIEU OF FRACTIONAL SHARES, THE REVERSE STOCK SPLIT WILL NOT AFFECT ANY STOCKHOLDER'S PROPORTIONATE EQUITY INTEREST IN THE CORPORATION.

       The par value of the Common Shares will remain at $.00001 per share following the Reverse Stock Split, and the number of Common Shares outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Shares will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Shares for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Corporation's retained earnings deficit, and stockholders' equity will remain substantially unchanged.

       Effectuation of the Reverse Stock Split Proposal as of December 31, 1997 would not have had an effect on the Corporation's $5.28 million consolidated net loss for the twelve month period then ended. However, net loss per share of $.06 would have been proportionately increased to approximately $4.25. No adjustment has been made for the reduction in the number of Common Shares resulting from the payment of cash for fractional shares. If the Reverse Stock Split Proposal is effected, the per share information included in consolidated financial statements and other publicly available information of the Corporation would be restated following the Effective Date to reflect the Reverse Stock Split.

Exchange of Stock Certificates and Payment for Fractional Shares

       The combination and reclassification of Common Shares pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of Stockholders and without regard to the date certificates representing Common Shares prior to the Reverse Stock Split are physically surrendered for new certificates. If the number of Common Shares to which a holder is entitled as a result of the Reverse Stock Split would otherwise include a fraction, the Corporation will pay to the Stockholder, in lieu of issuing fractional shares of the Corporation, cash in an amount equal to the same fraction multiplied by 75 times the average closing price of the Common Shares on the OTC Bulletin Board for the five trading days immediately preceding the Effective Date.

       As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for Common Shares to be used in forwarding such certificates for surrender and exchange for certificates representing the number of Common Shares such Stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each Stockholder should surrender the certificates representing Common Shares prior to the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of Common Shares that he holds as a result of the Reverse Stock Split and any cash payable in lieu of a fractional share. STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

       After the Effective Date, each certificate representing Common Shares outstanding prior to the Effective Date (an "old certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of Common Shares, and the right to receive from the Corporation the amount of cash for any fractional shares, into which the Common Shares evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Corporation after the Effective Date, until the old certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest.

Federal Income Tax Consequences

       The following discussion describes the material federal income tax consequences of the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, reports of congressional committees, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All Stockholders should consult with their own tax advisors.

       This discussion may not address certain federal income tax consequences that may be relevant to particular Stockholders in light of their personal circumstances or to certain types of Stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

       STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

       The Company should not recognize any gain or loss as a result of the Reverse Stock Split. No gain or loss should be recognized by a Stockholder who receives only Common Shares upon the Reverse Stock Split. A Stockholder who receives cash in lieu of a fractional Common Share that otherwise would be held as a capital asset generally should recognize capital gain or loss on an amount equal to the difference between the cash received and his basis in such fractional share of Common Share. For this purpose, a Stockholder's basis in such fractional share of Common Stock will be determined as if the

Stockholder actually received such fractional share. Except as provided with respect to fractional shares, the aggregate tax basis of the Common Shares held by a Stockholder following the Reverse Stock Split will equal the Stockholder's aggregate basis in the Common Share held immediately prior to the Reverse Stock Split and generally will be allocated among the Common Shares held following the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in Common Shares combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the post-Reverse Stock Split Common Shares received in exchange therefor.

3. APPROVAL OF AN INCREASE IN THE NUMBER OF COMMON STOCK WHICH MAY BE ISSUED UNDER THE XECHEM INTERNATIONAL, INC. AMENDED AND RESTATED STOCK OPTION PLAN

       The Plan amends and restates the 1993 Xechem, Inc. Stock Option and Incentive Plan, the obligations under which the Corporation assumed as part of the Corporation's organization and prior to its April 26, 1994 public offering. The purpose of the Plan is to encourage ownership of Common Shares by the Corporation's key employees, non-employee directors and advisors, including members of the Corporation's Scientific Adversary Board, in order to attract such persons, to induce such persons to remain in the employ of the Corporation or its affiliates, or to serve as an advisor to the Corporation, and to provide additional compensation for such persons to promote the success of the Corporation or its affiliates. Key employees include employees who are also officers or directors of the Corporation or its affiliates.

       The decision to grant options to these individuals is intended to reward them for their services to the Corporation without burdening the Corporation with significant increases in direct compensation. Since its inception, the Corporation's directors, key employees and advisors have been endeavoring to reach the Corporation's objectives of developing a more efficient drug discovery process and niche generic drugs, as well as commercializing and marketing such drugs. Through their efforts, the Corporation believes that significant progress has been made toward these objectives. The Board believes that the ability to achieve these objectives is best served by the alignment of the financial success of the Corporation's directors and key employees with that of its Stockholders.

       Stockholder approval of this amendment to the Plan is sought to continue to qualify the Plan under Rule 16b-3 of the Exchange Act and thereby render certain pre-split transactions under the Plan exempt from certain provisions of
Section 16 of the Exchange Act.

       As of the date of this Proxy Statement, the Corporation has granted options for 1,692,000 Common Shares available for issuance under the Plan. The Board has authorized an increase of 10,000,000 Common Shares for issuance under the Plan, for a total of 12,600,000 shares. The Board believes that it is in the best interests of the Corporation and the Stockholders to increase the number of Common Shares which may be issued under the Plan in order to continue to attract key persons to the Corporation and reward them for their efforts. With the exception of increasing the number of Common Shares which may be issued under the Plan, the Board is not seeking Stockholder approval of any other provisions of the Plan.

General

       The Plan grants the Board authority to issue options to purchase up to 2,600,000 (to be increased to 12,600,000) Common Shares and any other stock or security resulting from adjustments or substitutions as described in the Plan. Common Shares will be reserved and available for purchase upon the exercise of options granted under the Plan.

       The Plan provides for the issuance of incentive options under Section
422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory options which are not intended to be incentive stock options under
Section 422 of the Code. The decision as to whether incentive options or nonstatutory options will be issued to recipients is solely within the discretion of the Board. The Board will administer the Plan and have the authority to determine, among other things, the individuals to be granted incentive options or nonstatutory options, the exercise price at which the Common Shares may be acquired, the number of Common Shares subject to each option and the exercise period of each option. The Board will also be authorized to construe and interpret the Plan and to prescribe additional terms and conditions of exercise in option agreements and provide the form of option agreement to be utilized with the Plan.

       Incentive options terminate not more than ten years from the date of grant; however, such options terminate not more than five years from the date of grant if such options are required to have an exercise price of at least 110% of fair market value. Nonstatutory options terminate not more than eleven years from the date of grant.

       Options will not be transferable except by will or by the laws of descent and distribution, and are exercisable during an optionee's lifetime only by the optionee or the appointed guardian or legal representative of the optionee. Upon the (i) death or permanent and total disability of an optionee, or (ii) termination of employment with the Corporation, then any unexercised options to acquire Common Shares will be exercisable at any time within six months in the case of (i) and 30 days in the case of (ii) (but in no case beyond the expiration date specified in the option agreement).

       The Plan requires the optionee to pay, at the time of exercise, for all shares acquired on exercise in cash, Common Shares or other forms of consideration acceptable to the Board.

       If the Corporation declares a stock dividend, splits its stock, combines or exchanges its Common Shares, or engages in any other transactions which result in a change in capital structure, such as a merger, consolidation, dissolution, liquidation or similar transaction, the Board may adjust or substitute, as the case may be, the number of Common Shares available for issuance upon exercise of options granted under the Plan, the number of shares covered by outstanding options, the exercise price per share of outstanding options, any target price levels for vesting of the options and any other characteristics of the options as the Board deems necessary to equitably reflect the effects of those changes on the option holders.

       The Corporation has granted options for a total of 1,692,000 Common Shares under the Plan. Included in the count are options to purchase 318,500 Common Shares granted to former directors and a former executive officer of the Corporation and options to purchase 851,500 Common Shares granted to current and former employees of the Corporation.

       Pursuant to the terms of the grants, the options for shares granted under the Plan vest and are exercisable in installments as follows: (i) to the extent of 20% of the number of Common Shares, commencing on the first anniversary of the date of grant; and (ii) to the remaining 80% of Common

Shares, an additional 20% commencing on each of the second through the fifth anniversary of the date of grant.

Discussion of Federal Income Tax Consequences

       The following summary of tax consequences is not comprehensive and is based on laws and regulations in effect on October 15, 1998. These laws and regulations are subject to change on a retroactive basis.

       The grant of a nonqualified option under the Plan is not a taxable event and the Corporation is not entitled to a deduction upon such grant. Upon exercise of a nonqualified option, participants will be taxed at ordinary income rates on the difference between the exercise price of the option and the fair market value of the Common Shares issued pursuant to such exercise. Fair market value generally will be determined on the date of exercise (or in the case where a sale of property could subject a transferor to suit under Section 16(b) of the Securities Exchange Act of 1934, the later of the date of exercise and the date which is six months and one day after the date on which the option was granted, unless the participant elects to be taxed based on the fair market value at the date of exercise). The Corporation will receive a corresponding deduction for the amount of income recognized by a participant upon exercise of an option in the same year the participant recognizes income in connection with the exercise of an option. The participant, generally, will have a tax basis for the Common Shares acquired equal to the fair market value of the Common Shares at the date of exercise. Any gain or loss realized upon the subsequent sale of the Common Shares issued upon exercise of a nonqualified option will be taxed at either long-term or short-term capital gain (or loss) rates, depending on the selling stockholder's holding period. The subsequent sale would have no tax consequences for the Corporation.

       The recipient of an incentive stock option generally will not recognize any income upon its grant or upon its exercise if no disposition of the Common Shares received upon exercise is made within two years from the date of grant or within one year after the acquisition of the Common Shares. The excess of the fair market value of the Common Shares over the exercise price of the Common Shares received upon the exercise of an incentive stock option, however, is a tax preference item in the year of exercise which may subject the recipient to an alternative minimum tax. Upon a subsequent sale of Common Shares acquired pursuant to exercise of an incentive stock option, if the foregoing holding periods are met, the recipient will recognize a long-term capital gain upon the difference between the sale price and the exercise price, and the Corporation will receive no deduction from taxable income. If these holding periods are not met, the recipient generally will realize ordinary income to the extent of the difference between the exercise price and the fair market value of the Common Shares on the date the option is exercised. However, if the disposition is by a sale or exchange at a price less than the fair market value of the Common Shares on the date of exercise, then, in general, the amount of ordinary income is limited to the gain recognized on such sale or exchange. If the sale price exceeds the fair market value of the Common Shares on the date of exercise, such excess will be a long-term or short-term capital gain, depending on the employee's holding period for the Common Shares being sold. The Corporation will have a deduction in an amount equal to the ordinary income recognized by the optionee.

4.     SELECTION OF INDEPENDENT AUDITOR

       The Corporation's financial statements, including those for the fiscal year ended December 31, 1997, are included in the Annual Report furnished to all Stockholders. The year-end statements have been audited by the independent firm of Moore Stephens P.C. (formerly known as Mortenson and Associates, P.C.) which has served as the Corporation's independent auditor since its formation in February 1994. The total fees paid or accrued to Moore Stephens P.C. in connection with the 1997 audit were approximately $20,000. The Board believes that Moore Stephens P.C. is knowledgeable about the Corporation's operations and accounting practices and is well qualified to act in the capacity of independent auditor. Therefore, the Board has selected Moore Stephens P.C. as the Corporation's independent auditor to examine its financial statements for the fiscal year ended December 31, 1998. Although the selection of an auditor does not require a Stockholder vote, the Board believes it is desirable to obtain the concurrence of the Stockholders to this selection. Due to the difficulty and expense involved in retaining another independent firm on short notice, the Board does not contemplate appointing another firm to act as the Corporation's independent auditor for fiscal year 1998 if the Stockholders do not concur in the appointment of Moore Stephens P.C. Instead, the Board will consider the vote as advice in making its selection of an independent auditor for the following year.

       Representatives of Moore Stephens P.C. are expected to be present at the Meeting and will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A.     DIRECTOR COMPENSATION

       Directors serve without compensation for such services.

B.     EXECUTIVE COMPENSATION

       Set forth below is information concerning the compensation for 1995, 1996 and 1997 for the Corporation's President and Chief Executive Officer, who is the only executive officer of the Corporation whose compensation exceeded $100,000 during such years:


=================================================================================================================================
                                                                      LONG TERM COMPENSATION
                                                                  ----------------------------
                                                                                                                    ALL OTHER
                                                                                                                  COMPENSATION
                                ANNUAL COMPENSATION                          AWARDS                  PAYOUTS
---------------------------------------------------------------------------------------------------------------
                                                                                   SECURITIES       LONG TERM
                                                         OTHER        RESTRICTED     UNDER-         INCENTIVE
                                                         ANNUAL          STOCK       LYING            PLAN
                     YEAR       SALARY      BONUS     COMPENSATION       AWARDS     OPTIONS          PAYOUTS

---------------------------------------------------------------------------------------------------------------------------------
Dr. Ramesh Pandey    1995      $139,525       0          $7,072             0           0                0              0
                     1996      $118,365       0         $13,375             0           0                0              0
                     1997      $130,273       0          $7,991             0           0                0              0
=================================================================================================================================


Employment Agreements.
---------------------

       Ramesh C. Pandey is employed pursuant to an agreement which provides for a base salary of $140,000 per year, subject to an annual increase in proportion to the increase in the consumer price index, such bonuses as a majority of the disinterested members of the Board of Directors may determine, and a royalty of 2 1/2% of the Corporation's net profits before taxes with respect to any products developed by the Corporation or its affiliates during the term of the agreement. The royalty will be payable to Dr. Pandey or his estate so long as the Corporation continues to sell such products, notwithstanding any termination of the agreement. The agreement provides for a ten year term, but permits either party to terminate the agreement after five years; if the Corporation terminates the agreement, Dr. Pandey will be entitled to receive severance equal to his compensation for the two years prior to termination. Dr. Pandey has agreed not to engage in certain business activities (generally similar to those currently engaged in by the Corporation) for six months (four months, in certain cases) after the termination of his employment with the Corporation. If there is a change in the beneficial ownership of 20% or more of the Corporation's capital stock, Dr. Pandey may, at any time within one year after such event, terminate the agreement, in which event his non-compete and confidentiality agreement terminate and all indebtedness of the Corporation to Dr. Pandey shall accelerate. Dr. Pandey has agreed and approved the transactions contemplated by the Blech Purchase Agreement (see "Certain Relationships and Related Transactions") and, accordingly, such transactions do not and will not result in a "Change of Control" as defined in the Employment Agreement. In August 1996, due to the financial constraints of the Company, Dr. Pandey's salary was reduced by 54%. In November 1996, 50% of the reduction was restored and in February 1997, Dr. Pandey was returned to full salary. The reduction in salary was not accrued and will not be paid to Dr. Pandey.

       This agreement is being amended to provide to Dr. Pandey options to purchase up to 20% of the amount of the Corporation's Common Shares purchased
(i) in a completed rights offering to those Stockholders who purchased Common Shares pursuant to the Blech Purchase Agreement (see "Certain Relationships and Related Transactions",) and (ii) one or more subsequent offerings to raise additional capital for the Corporation. The exercise price of such options shall be 1/10,000 of $.01 per share and the term of the options shall be ten years from the date of grant. These options are not being granted under the Corporation's Share Option Plan. As of the date of this Proxy Statement, the Corporation is unable to determine the total number of Common Shares that may be issued pursuant to these options.

STOCK PLAN

       Effective December 1993, Xechem's sole stockholder approved the Share Option Plan (the "Plan"), which the Corporation has assumed, providing for the issuance to employees, consultants, and directors of options to purchase up to 2,600,000 Common Shares, which number of shares the Corporation is seeking to increase to 12,600,000. The Plan provides for the grant to employees of incentive stock options ("ISOs") and non-qualified stock options.

       The Plan is administered by a Stock Option Committee established in May 1995 and is presently comprised of one member of the Board of Directors which has the power to determine eligibility to receive options and the terms of any options granted, including the exercise or purchase price, the number of shares subject to the options, the vesting schedule, and the exercise period. The exercise price of all ISOs granted under the Plan must be at least equal to the fair market value of the Common Shares on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of the Corporation's outstanding capital stock, the exercise price of any ISO granted must equal at least 110% of the fair market value on the grant date and the maximum exercise period of the ISO must not exceed five years. The exercise period of any other options granted under the Plan may not exceed 11 years (10 years in the case of ISOs).

       The Plan will terminate in December 2003, ten years after the date it was first approved by the Corporation's stockholders, though awards made prior to termination may expire after that date, depending on when granted. As of October 15, the Corporation has granted options under the Plan to purchase 1,692,000 Common Shares.

OPTION TABLES

       The following table sets forth certain information with respect to options granted to the directors and executive officers of the Corporation during the year ended December 31, 1997 under the Plan. The Corporation did not grant any stock appreciation rights during the year.


             =======================================================
                                Individual Grants
             =======================================================


-----------------------------------------------------------------------------------------------------------------------
                            Number of Securities         % of Total Options          Exercise
                             Underlying Options         Granted to Employees        Price (per
          Name                    Granted                  In Fiscal Year             Share)          Expiration Date
-----------------------------------------------------------------------------------------------------------------------
Stephen Burg                       10,000                                              $0.34              06/10/07
-----------------------------------------------------------------------------------------------------------------------
Stephen Burg                       50,000                                               0.66              12/01/08
-----------------------------------------------------------------------------------------------------------------------
           TOTAL                   60,000                       4.3%
=======================================================================================================================


AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR-END OPTION VALUES

       The following table provides information on option exercises during the year ended December 31, 1997 by the directors and executive officers of the Corporation and the value of such parties' unexercised stock options as of December 31, 1997.




====================================================================================================================================
                                                                    Number of Securities                    Value of Unexercised
                                                                   Underlying Unexercised                   In-the-Money Options
                                                                    Options at 12/31/97                       at 12/31/97 (1)
------------------------------------------------------------------------------------------------------------------------------------
                             Shares
                            Acquired           Value
             Name         on Exercise        Realized         Exercisable        Unexercisable        Exercisable     Unexercisable
                              (#)               ($)
------------------------------------------------------------------------------------------------------------------------------------
Dr. Ramesh C. Pandey           0                 0                 0              707,000(2)               0            $331,336
------------------------------------------------------------------------------------------------------------------------------------
Stephen Burg                   0                 0               1,000             64,000               $220              0(3)
====================================================================================================================================


(1) Represents the excess, if any, of the closing price of the Common Shares as quoted on the OTC Bulletin Board on December 31, 1997 ($0.47) over the exercise price of the options, multiplied by the corresponding number of underlying shares.

(2) These options were issued in exchange for the capital stock of the Subsidiary in the reorganization of the Corporation. These options are exercisable upon the Corporation attaining specific financial goals.

(3) The net exercise price of the options exceeds the closing price of the Common Shares on the OTC Bulletin Board on December 31, 1997.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       On April 25, 1994, Dr. Ramesh C. Pandey, the Corporation's Chairman of the Board and Chief Executive Officer, exchanged the capital stock of Xechem, Inc. for 2,800,000 of the Company's Common Shares, 2,500 Class A Preferred Shares, and certain options. On the same date, Dr. Pandey exchanged $107,000 of indebtedness of the Subsidiary for 1,070 Class B Preferred Shares and $517,451 of indebtedness of the Subsidiary (including accrued interest) for a note of the Corporation in the same amount. Pursuant to the Blech Purchase Agreement, Dr. Pandey subsequently exchanged such Class B Preferred Shares and the note for other equity securities of the Corporation.

       Subject to obtaining necessary regulatory approvals in India, Dr.
Pandey has transferred his interest in Xechem India to the Corporation for no consideration other than reimbursement of amounts (equal to approximately $5,000) Dr. Pandey advanced for organizational expenses. Dr. Pandey's brothers own the remaining equity in Xechem India, some or all of which the Corporation anticipates will be made available to other, unrelated, persons in India. Both of Dr. Pandey's brothers and Mr. Anil Sharma, a chartered accountant, serve as directors of Xechem India. No compensation is paid to Dr. Pandey, his relatives or Mr. Anil Sharma for service as directors.

       Effective June 25, 1996, an entity wholly-owned by Dr. Pandey (the "Holding Company") became a member of Vineyard Productions, L.L.C. ("Vineyard"), which in June 1994 acquired the building in which the Corporation leases its offices. Prior to making such investment, Dr. Pandey informed the Board of Directors of the opportunity for such investment, and the Board determined that the Corporation was not interested in such opportunity and approved Dr. Pandey making the investment. The Corporation's lease was entered into prior to that date (with a prior owner of the building) and has not been modified subsequent thereto. The Corporation paid Vineyard $110,491 in 1996, including $21,705 subsequent to June 25, 1996, and $130,258 in 1997.

       On November 18, 1996, the Corporation entered into and closed the initial stage of a the Blech Purchase Agreement providing for the sale of up to 55,000 shares of Class C Series 2 Voting Cumulative Preferred Stock (the "Series 2 Preferred Shares") for a purchase price of $100 per share ($5,500,000 in the aggregate), or the underlying Common Shares, over approximately nine months. At the initial closing, The Edward A. Blech Trust (the "Trust") purchased 5,000 Series 2 Preferred Shares for $500,000. The Trust purchased an additional 5,000 Series 2 Preferred Shares on December 30, 1996; 5,000 Series 2 Preferred Shares on January 8, 1997; and 7,500 Series 2 Preferred Shares on February 7, 1997. The Blech Purchase Agreement was amended, effective March 27, 1997, to modify the dates for closing of other purchases of portions of the shares issuable thereunder. Pursuant to the Blech Purchase Agreement, on February 7, 1997, Dr. Ramesh Pandey, the Company's Chairman and Chief Executive Officer, exchanged certain indebtedness owed by the Corporation to him and the 1,070 Class B Preferred Shares of the Corporation held by him for 12,144 shares of Series 3 Preferred Shares. Pursuant to their terms, effective February 8, 1997, the then outstanding 22,500 Series 2 Preferred Shares and 12,144 Series 3 Preferred Shares were converted into 45,000,000 and 19,430,400 Common Shares, respectively. For the period March 28, 1997 through December 31, 1997, The Edward Blech Trust purchased 2,300,000 Common Shares and 15 other assignees purchased 48,320,000 Common Shares, which included two affiliated individuals who purchased 1,960,000 Common Shares, two trusts, not otherwise affiliated with Mr. Blech, each purchased 5,000,000 Common Shares on March 27, 1997 and Mr. Blech purchased 5,000,000 Common Shares on April 14, 1997. On May 1, 1997, Mr. Blech sold (at his cost) his 5,000,000 shares to the two referenced unaffiliated trusts and a third unaffiliated trust. To date, cash payments of $5,500,000 have been made under the Blech Purchase Agreement and 110,000,000 Common Shares have been or will be issued thereunder.

       Pursuant to the Blech Purchase Agreement, the Corporation, Dr. Pandey and Mr. Blech have also entered into a stockholders' agreement, which, among other things: (i) generally prohibits the sale of any of Dr. Pandey's shares of capital stock of the Corporation for a period of five years, except with the consent of Mr. Blech; (ii) provides Mr. Blech with the right to sell his pro rata portion (relative to the holdings of Dr. Pandey) of any proposed sale of shares by Dr. Pandey, and a reciprocal right in favor of Dr. Pandey to sell his pro rata portion of any shares sold by Mr. Blech; (iii) requires Mr. Blech to vote for Dr. Pandey as a director of the Corporation, and to use his efforts to cause Dr. Pandey to remain Chairman, President and Chief Executive Officer of the Corporation; (iv) requires the Corporation and its directors (subject to their fiduciary duties to the Corporation and the Stockholders) to take such actions as Mr. Blech may request to elect his nominees to constitute a majority of the directors of the Corporation

(to date, Mr. Blech has not exercised such right); and (v) provides for certain demand and piggyback registration rights in favor of Mr. Blech.

       The Corporation has received an opinion from The Griffing Group, Inc., an independent valuation and financial advisory firm, as to the fairness of the above transactions, from a financial point of view, to the Stockholders.

       During 1997 and 1998, the Corporation made secured and unsecured loans totaling $100,000 to Consumers Choice Systems, Inc. ("CCS"), a company engaged in the marketing and distribution of products in the over-the-counter pharmaceutical market. The Corporation has entered into negotiations with CCS in connection with possible distribution of XetaPharm nutraceuticals. CCS is engaged in a private offering of its securities and, upon completion of this offering, The Edward Blech Trust would own approximately 30.8% of CCS's common stock.

       During 1998, the Corporation made six unsecured loans totaling $72,000 to Pacific Sensuals, Inc. ("Pacific"), a company engaged in the marketing and distribution of products sold through health stores. The Corporation has entered into negotiations with Pacific in connection with possible distribution of XetaPharm nutraceuticals. David Blech, a principal Stockholder of the Company, has an indirect 38% ownership interest in Pacific.

       During 1997 and 1998, the Corporation made four unsecured loans totaling $144,000 to Margaret Chassman. Ms. Chassman is the wife of David Blech, a principal Stockholder of the Corporation.

                              STOCKHOLDER PROPOSALS

       Stockholder proposals for the 1999 Annual Meeting of Stockholders must be received by the Corporation at its executive office in New Brunswick, New Jersey, on or prior to __________, 1999 for inclusion in the Corporation's proxy statement for that meeting. Any stockholder proposal must also meet the other requirements for stockholder proposals as set forth in the rules of the U.S. Securities and Exchange Commission relating to stockholder proposals.

                                  OTHER MATTERS

       As of the date of this Information Statement, no business, other than that discussed above, is to be acted upon at the Meeting. If other matters not known to the Board should, however, properly come before the Meeting, the persons to whom the Majority Stockholders have given their consents and proxies intend to vote in accordance with their best judgment.


                                        Xechem International, Inc.
                                        By the Order of the Board of Directors



                                        Ramesh C. Pandey, Ph.D.
                                        President and Chief Executive Officer

New Brunswick, New Jersey
October __, 1998

       A COPY OF THE XECHEM INTERNATIONAL, INC. 1997 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION WILL BE SUPPLIED TO STOCKHOLDERS WITHOUT CHARGE. REQUESTS FOR THE REPORT SHOULD BE DIRECTED TO:

            Xechem International, Inc.
            100 Jersey Avenue, Building B, Suite 310
            New Brunswick, New Jersey  08901-3279


         ===============================================================
            YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR
            PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE
                    ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.
         ===============================================================

                                   APPENDIX A

                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           XECHEM INTERNATIONAL, INC.

       Xechem International, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL") does hereby certify:

       FIRST: That the Board of directors of the Corporation duly adopted resolutions setting forth the following amendment to the Certificate of Incorporation of the Corporation (the "Amendment"), declaring the Amendment to be advisable and calling for the submission of the proposed Amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

       RESOLVED, that, subject to Stockholder approval at the Annual Meeting,
Section 1 of Article Fourth of the Certificate of Incorporation of this Corporation shall be amended and restated to read in its entirety as follows:

       "1. Effective immediately upon the filing of this Amendment to the Certificate of Incorporation in the office of the Secretary of State of the State of Delaware, the outstanding shares of Common Stock shall be and hereby are combined and reclassified as follows: each share of Common Stock shall be reclassified as and converted into one seventy-fifth of a share of Common Stock; provided, however, that fractional shares of Common Stock will not be issued in connection with such combination and reclassification, and each holder of a fractional share of Common Stock shall receive in lieu thereof a cash payment from the Corporation determined by multiplying such fraction by 75 times the average closing price of the Common Stock on the OTC Bulletin Board for the five trading days immediately preceding the effective date of this Amendment, such payment to be made upon such other terms and conditions as the officers of the Corporation, in their judgment, determine to be advisable and in the best interests of the Corporation.

       Certificates representing shares combined and reclassified as provided in this Amendment are hereby canceled, and, upon presentation of the canceled certificates to the Corporation, the holders thereof shall be entitled to receive new certificates representing the shares resulting from such combination and reclassification.

       The aggregate number of shares which the Corporation shall have authority to issue is 250,000,000, of which 2,500 shares of the par value of $.00001 per share shall be designated "Class A Voting Preferred Stock," 1,150 shares of the par value of $.00001 per share shall be designated "Class B 8% Preferred Stock," 2,996,350 shares of the par value of $.00001 per share shall be designated "Class C Preferred Stock," and 247,000,000 shares of the par value of $.00001 per share shall be designated "Common Stock."

       SECOND: That thereafter, pursuant to a resolution of the Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

       THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

       FOURTH: That the Amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

       IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Ramesh C. Pandey, Ph.D., its President, this ________day of November, 1998.

                                       XECHEM INTERNATIONAL, INC.

                                       By:______________________________________

                                             Title:_____________________________

                           XECHEM INTERNATIONAL, INC.
                    100 JERSEY AVENUE, BUILDING B, SUITE 310
                         NEW BRUNSWICK, NEW JERSEY 08901


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

       The undersigned hereby appoints Dr. Ramesh C. Pandey and Stephen Burg, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Common Stock and Class A Preferred Stock of Xechem International, Inc. (the "Corporation") held of record by the undersigned on October 27, 1998, at the Annual Meeting of Stockholders when convened on November 18, 1998, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED iN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.


                         CONTINUED ON THE REVERSE SIDE.

X  PLEASE MARK YOUR
   VOTES AS IN THIS
   EXAMPLE.



                     FOR        WITHHELD                  PROPOSAL to elect three Directors to hold office until the next Annual
1. Election of       [  ]         [  ]                    Meeting of Stockholders, or otherwise as provided in the Corporation's
   Directors                                              Certificate of Incorporation (check one box):
                                                          NOMINEES:    Dr. Ramesh C. Pandey
                                                                       Stephen Burg

For, except vote withheld from the following nominee(s):


---------------------------------------------------------

                     FOR         AGAINST       ABSTAIN    PROPOSAL to amend the Certificate of Incorporation of Xechem
2. Amend             [  ]         [  ]          [  ]      International, Inc. to reflect a one share for 75 shares reverse split of
   Certificate of                                         the outstanding Common Stock.
   Incorporation
                     FOR         AGAINST       ABSTAIN    PROPOSAL to approve an increase in the number of shares of Common
3. Stock             [  ]         [  ]          [  ]      Stock which may be issued under the Xechem International, Inc. Amended
   Option Plan                                            and Restated Stock Option Plan(check one box);

                     FOR         AGAINST       ABSTAIN    PROPOSAL to concur in the selection of Mortenson and Associates, P.C. as
4. Select            [  ]         [  ]          [  ]      the Corporation's independent auditor for the fiscal year ending
   Auditor                                                December 31, 1998 (check one box); and

                     FOR         AGAINST       ABSTAIN    In their discretion, the Proxies are authorized to transact any other
5. Other             [  ]         [  ]          [  ]      business as may properly come before the Meeting, or any adjournment
   Business                                               thereof.



                                            PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED
           ENVELOPE.                        PLEASE CONTACT DR. RAMESH C. PANDEY AT (732) 247-3300 WITH ANY
           QUESTIONS                        REGARDING THE ABOVE.



SIGNATURE(S)___________________________________________________ DATE______________
NOTE:   Sign exactly as name appears above.  If joint tenant, both should sign.
        If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by President or authorized officer. If partnership, sign in full partnership name by authorized person.
